                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) JULY 6, 2004



                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


                0-26096                                    75-2436543
        (Commission File Number)               (IRS Employer Identification No.)


            UNIMARK HOUSE
          124 MCMAKIN ROAD
         BARTONVILLE, TEXAS                                   76226
(Address of Principal Executive Offices)                    (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)



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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On July 6, 2004, Iain Aitken resigned from the Board of Directors of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

                99.1 Resignation of Iain Aitken
                99.2 Press Release dated July 7, 2004



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   THE UNIMARK GROUP, INC.
                                           -------------------------------------
                                                       (Registrant)


Date: July 7, 2004                         /s/ Jakes Jordaan
                                           -------------------------------------
                                           Jakes Jordaan
                                           Chief Executive Officer




                                INDEX TO EXHIBITS


EXHIBIT
NUMBER
99.1            Resignation of Iain Aitken
99.2            Press Release dated July 7, 2004



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